United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
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ATTENTION MUTUAL FUNDS TRADING DEPARTMENTS

RE: RidgeWorth Funds NSCC Participant #4920

Important Notice: RidgeWorth Funds Update on Virtus Acquisition

Please see the below for important RidgeWorth Funds’ (Funds) information concerning the shareholder proxy and future operational updates in connection with Virtus Investment Partners’ acquisition of RidgeWorth Investments. We anticipate these updates to be effective in second quarter 2017, subject to fund shareholder approvals and other closing conditions. Once the effective date of these changes is determined, a follow-up communication will be sent to your firm.

Shareholder Proxy and Special Meeting of Shareholders

Date of Special Shareholder Meeting: May 9, 2017

•	The Funds’ shareholders who own shares as of February 17, 2017 were sent proxy materials in March 2017 and have been asked to vote on the reorganization of their respective RidgeWorth fund(s) into a corresponding Virtus fund(s). The attached Appendix A lists the acquired and acquiring funds.
•	The Funds have retained a proxy solicitor to assist in this effort, so certain shareholders may receive follow-up mailing(s) and/or phone call(s) if their shares are not yet voted. Please encourage your clients to vote their shares if they have not yet voted.
•	Intermediary firms and shareholders can contact the Funds at 1-888-784-3863 with any questions and to request proxy materials.
•	If shareholders do not approve the reorganizations on May 9, 2017, a follow-up communication will be sent to your firm with updated information.

Future Operational Changes and Impacts

Timing of Updates: Second quarter 2017 (the effective date of these changes is contingent on the transaction close date and will be communicated to your firm at a later date)

•	New CUSIPs and Fund Name Changes – The attached Appendix A contains new CUSIPs and updated fund names.
•	Sales Charges and Finder Fees Updates – The attached Appendix B contains updates to the Funds’ A Shares sales charges and finder fees. The Funds’ C Shares CDSC, up-front dealer payout, and 12b-1 payout will remain unchanged.
•	12b-1 Dealer Payouts – The Funds’ A Shares 12b-1 dealer payouts will remain unchanged except for the Seix U.S. Mortgage Fund and Seix Short-Term Bond Fund. The attached Appendix B reflects this update.
•	Initial and Additional Investment Minimum Updates – The attached Appendix C contains updates to the Funds’ initial and additional investment minimums.

Please contact RidgeWorth Funds at 1-888-784-3863 should you have any questions regarding this notice.

We thank you for your support of RidgeWorth Funds and will continue to provide you updated communications throughout the transition.

*For Broker Dealer Use Only*

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.

APPENDIX A: New Fund Names and CUSIPs
Reorganization Date: Estimated Second Quarter 2017
Effective Date of New Fund Names and CUSIPs: Estimated Second Quarter 2017

RidgeWorth Acquired Funds	Current Share Class Name	Current CUSIPs	Ticker	Fund Number	Reorganize into	New Virtus Acquring Shell Funds	Updated Share Class Name	Updated CUSIPs	Ticker	Fund Number
RidgeWorth Ceredex Large Cap Value Equity Fund	A Shares	76628R664	SVIIX	5513		Virtus Ceredex Large-Cap Value Equity Fund	Class A	92837F524	SVIIX	5513
	C Shares	76628R656	SVIFX	5563			Class C	92837F516	SVIFX	5563
	I Shares	76628R672	STVTX	5512			Class I	92837F490	STVTX	5512
	IS Shares	76628T173	STVZX	5993			Class IS	92837F482	STVZX	5993
RidgeWorth Ceredex Mid-Cap Value Equity Fund	A Shares	76628R599	SAMVX	5724		Virtus Ceredex Mid-Cap Value Equity Fund	Class A	92837F474	SAMVX	5724
	C Shares	76628R581	SMVFX	5411			Class C	92837F466	SMVFX	5411
	I Shares	76628R615	SMVTX	5412			Class I	92837F458	SMVTX	5412
	IS Shares	76628T165	SMVZX	5994			Class IS	92837F441	SMVZX	5994
RidgeWorth Ceredex Small Cap Value Equity Fund	A Shares	76628R466	SASVX	5728		Virtus Ceredex Small-Cap Value Equity Fund	Class A	92837F433	SASVX	5728
	C Shares	76628R458	STCEX	5552			Class C	92837F425	STCEX	5552
	I Shares	76628R474	SCETX	5588			Class I	92837F417	SCETX	5588
RidgeWorth Silvant Large Cap Growth Stock Fund	A Shares	76628R730	STCIX	5511		Virtus Silvant Large-Cap Growth Stock Fund	Class A	92837F391	STCIX	5511
	C Shares	76628R722	STCFX	5562			Class C	92837F383	STCFX	5562
	I Shares	76628R748	STCAX	5510			Class I	92837F375	STCAX	5510
	IS Shares	76628T157	STCZX	5995			Class IS	92837F367	STCZX	5995
RidgeWorth Silvant Small Cap Growth Stock Fund	A Shares	76628R490	SCGIX	5272		Virtus Silvant Small-Cap Growth Stock Fund	Class A	92837F359	SCGIX	5272
	C Shares	76628R482	SSCFX	5613			Class C	92837F342	SSCFX	5613
	I Shares	76628R516	SSCTX	5614			Class I	92837F334	SSCTX	5614
	IS Shares	76628T140	SCGZX	5996			Class IS	92837F326	SCGZX	5996
RidgeWorth Innovative Growth Stock Fund	A Shares	76628R201	SAGAX	5403		Virtus Zevenbergen Innovative Growth Stock Fund	Class A	92837F318	SAGAX	5403
	I Shares	76628R102	SCATX	5558			Class I	92837F292	SCATX	5558
RidgeWorth International Equity Fund	A Shares	76628R839	SCIIX	5541		Virtus WCM International Equity Fund	Class A	92837F284	SCIIX	5541
	I Shares	76628R847	STITX	5540			Class I	92837F276	STITX	5540
	IS Shares	76628U303	SCIZX	5980			Class IS	92837F268	SCIZX	5980
RidgeWorth Conservative Allocation Strategy	A Shares	76628R359	SVCAX	5713		Virtus Conservative Allocation Strategy Fund	Class A	92837F250	SVCAX	5713
	C Shares	76628R334	SCCLX	5715			Class C	92837F243	SCCLX	5715
	I Shares	76628R367	SCCTX	5714			Class I	92837F235	SCCTX	5714
RidgeWorth Growth Allocation Strategy*	A Shares	76628R318	SGIAX	5717		Virtus Growth Allocation Strategy Fund	Class A	92837F227	SGIAX	5717
	C Shares	76628R284	SGILX	5716			Class C	92837F219	SGILX	5716
	I Shares	76628R326	CLVGX	5972			Class I	92837F193	CLVGX	5972
RidgeWorth Moderate Allocation Strategy*	A Shares	76628R268	SVMAX	5718		Virtus Growth Allocation Strategy Fund	Class A	92837F227	SGIAX	5717
	C Shares	76628R243	SVGLX	5720			Class C	92837F219	SGILX	5716
	I Shares	76628R276	CLVBX	5971			Class I	92837F193	CLVGX	5972
RidgeWorth Seix U.S. Mortgage Fund	A Shares	76628T769	SLTMX	5535		Virtus Seix U.S. Mortgage Fund	Class A	92837F185	SLTMX	5535
	C Shares	76628T751	SCLFX	5574			Class C	92837F177	SCLFX	5574
	I Shares	76628T777	SLMTX	5534			Class I	92837F169	SLMTX	5534
RidgeWorth Seix Limited Duration Fund	I Shares	76628T819	SAMLX	5811		Virtus Seix Limited Duration Fund	Class I	92837F151	SAMLX	5811
RidgeWorth Seix Core Bond Fund	A Shares	76628T868	STGIX	5507		Virtus Seix Core Bond Fund	Class A	92837F102	STGIX	5507
	R Shares	76628T850	SCIGX	5560			Class R	92837F201	SCIGX	5560
	I Shares	76628T876	STIGX	5506			Class I	92837F300	STIGX	5506
	IS Shares	76628U204	STGZX	5738			Class IS	92837F409	STGZX	5738
RidgeWorth Seix Corporate Bond Fund	A Shares	76628T538	SAINX	5730		Virtus Seix Corporate Bond Fund	Class A	92837F508	SAINX	5730
	C Shares	76628T520	STIFX	5413			Class C	92837F607	STIFX	5413
	I Shares	76628T546	STICX	5414			Class I	92837F706	STICX	5414
RidgeWorth Seix Total Return Bond Fund	A Shares	76628T496	CBPSX	5801		Virtus Seix Total Return Bond Fund	Class A	92837F805	CBPSX	5801
	R Shares	76628T488	SCBLX	5803			Class R	92837F888	SCBLX	5803
	I Shares	76628T512	SAMFX	5800			Class I	92837F870	SAMFX	5800
	IS Shares	76628T132	SAMZX	5997			Class IS	92837F862	SAMZX	5997
RidgeWorth Seix Short-Term Bond Fund	A Shares	76628T595	STSBX	5517		Virtus Seix Short-Term Bond Fund	Class A	92837F854	STSBX	5517
	C Shares	76628T587	SCBSX	5565			Class C	92837F847	SCBSX	5565
	I Shares	76628T611	SSBTX	5516			Class I	92837F839	SSBTX	5516
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	I	76628T439	SIGVX	5932		Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	Class I	92837F821	SIGVX	5932
	IS	76628U808	SIGZX	6000			Class IS	92837F813	SIGZX	6000

RidgeWorth Acquired Funds	Current Share Class Name	Current CUSIPs	Ticker	Fund Number	Reorganize into	New Virtus Acquring Shell Funds	Updated Share Class Name	Updated CUSIPs	Ticker	Fund Number
RidgeWorth Seix Ultra-Short Bond Fund	I	76628T470	SISSX	5935		Virtus Seix Ultra-Short Bond Fund	Class I	92837F797	SISSX	5935
RidgeWorth Seix Floating Rate High Income Fund	A Shares	76628T660	SFRAX	5201		Virtus Seix Floating Rate High Income Fund	Class A	92837F789	SFRAX	5201
	C Shares	76628T652	SFRCX	5202			Class C	92837F771	SFRCX	5202
	I Shares	76628T678	SAMBX	5203			Class I	92837F763	SAMBX	5203
	IS Shares	76628U105	SFRZX	5999			Class IS	92837F755	SFRZX	5999
RidgeWorth Seix High Income Fund	A Shares	76628T504	SAHIX	5709		Virtus Seix High Income Fund	Class A	92837F748	SAHIX	5709
	R Shares	76628T603	STHIX	5064			Class R	92837F730	STHIX	5064
	I Shares	76628T405	STHTX	5615			Class I	92837F722	STHTX	5615
	IS Shares	76628T124	STHZX	5998			Class IS	92837F714	STHZX	5998
RidgeWorth Seix High Yield Fund	A Shares	76628T637	HYPSX	5856		Virtus Seix High Yield Fund	Class A	92837F698	HYPSX	5856
	R Shares	76628T629	HYLSX	5858			Class R	92837F680	HYLSX	5858
	I Shares	76628T645	SAMHX	5855			Class I	92837F672	SAMHX	5855
	IS Shares	76628U709	HYIZX	6001			Class IS	92837F664	HYIZX	6001
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	A Shares	76628R128	SGTEX	5527		Virtus Seix Georgia Tax-Exempt Bond Fund	Class A	92837F656	SGTEX	5527
	I Shares	76628R136	SGATX	5526			Class I	92837F649	SGATX	5526
RidgeWorth Seix High Grade Municipal Bond Fund	A Shares	76628T207	SFLTX	5525		Virtus Seix High Grade Municipal Bond Fund	Class A	92837F631	SFLTX	5525
	I Shares	76628T108	SCFTX	5524			Class I	92837F623	SCFTX	5524
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	A Shares	76628T835	SISIX	5509		Virtus Seix Investment Grade Tax-Exempt Bond Fund	Class A	92837F615	SISIX	5509
	I Shares	76628T843	STTBX	5508			Class I	92837F599	STTBX	5508
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	A Shares	76628T694	SNCIX	5722		Virtus Seix North Carolina Tax-Exempt Bond Fund	Class A	92837F581	SNCIX	5722
	I Shares	76628T710	CNCFX	5721			Class I	92837F573	CNCFX	5721
RidgeWorth Seix Short-Term Municipal Bond Fund	A Shares	76628T736	SMMAX	5719		Virtus Seix Short-Term Municipal Bond Fund	Class A	92837F565	SMMAX	5719
	I Shares	76628T744	CMDTX	5979			Class I	92837F557	CMDTX	5979
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	A Shares	76628T413	CVIAX	5978		Virtus Seix Virginia Intermediate Municipal Bond Fund	Class A	92837F540	CVIAX	5978
	I Shares	76628T421	CRVTX	5977			Class I	92837F532	CRVTX	5977

*The RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy will both reorganize into the Virtus Growth Allocation Strategy Fund.

APPENDIX B: Sales Charges, Finder Fees and 12b-1 Payout Updates for NEW Virtus Class A Funds

Class A Virtus Equity Funds & Virtus Allocation Strategy Funds

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	5.75%	5.00%	N/A	N/A	0.25%	1
$50,000 but under $100,000	4.75%	4.25%	N/A	N/A	0.25%	1
$100,000 but under $250,000	3.75%	3.25%	N/A	N/A	0.25%	1
$250,000 but under $500,000	2.75%	2.25%	N/A	N/A	0.25%	1
$500,000 but under $1,000,000	2.00%	1.75%	N/A	N/A	0.25%	1
$1,000,000 -$3,000,000	None	1.00%	1.00%	18 months	0.25%	12
$3,000,001-$10,000,000	None	0.50%	1.00%	18 months	0.25%	12
Greater than $10,000,000	None	0.25%	1.00%	18 months	0.25%	12

Class A Virtus Seix High Yield, Virtus Seix Corporate Bond, Virtus Seix High Income, Virtus Seix Total Return

Bond & Virtus Seix Core Bond

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	3.75%	3.25%	N/A	N/A	0.25%	1
$50,000 but under $100,000	3.50%	3.00%	N/A	N/A	0.25%	1
$100,000 but under $250,000	3.25%	2.75%	N/A	N/A	0.25%	1
$250,000 but under $500,000	2.25%	2.00%	N/A	N/A	0.25%	1
$500,000 but under $1,000,000	1.75%	1.50%	N/A	N/A	0.25%	1
$1,000,000 -$3,000,000	None	0.50%	0.50%	18 months	0.25%	12
Greater than $3,000,000	None	0.25%	0.50%	18 months	0.25%	12

Class A Virtus Seix GA Tax-Exempt Bond, Virtus Seix High Grade Municipal Bond, Virtus Seix NC Tax-Exempt Bond & Virtus Seix VA Intermediate Municipal Bond

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	2.75%	2.25%	N/A	N/A	0.15%	1
$50,000 but under $100,000	2.25%	2.00%	N/A	N/A	0.15%	1
$100,000 but under $250,000	1.75%	1.50%	N/A	N/A	0.15%	1
$250,000 but under $500,000	1.25%	1.00%	N/A	N/A	0.15%	1
$500,000 but under $1,000,000	1.00%	1.00%	N/A	N/A	0.15%	1
$1,000,000 -$3,000,000	None	0.50%	0.50%	18 months	0.15%	12
Greater than $3,000,000	None	0.25%	0.50%	18 months	0.15%	12

Class A Virtus Seix Floating Rate High Income & Virtus Seix Investment Grade Tax-Exempt Bond

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	2.75%	2.25%	N/A	N/A	0.25%	1
$50,000 but under $100,000	2.25%	2.00%	N/A	N/A	0.25%	1
$100,000 but under $250,000	1.75%	1.50%	N/A	N/A	0.25%	1
$250,000 but under $500,000	1.25%	1.00%	N/A	N/A	0.25%	1
$500,000 but under $1,000,000	1.00%	1.00%	N/A	N/A	0.25%	1
$1,000,000 -$3,000,000	None	0.50%	0.50%	18 months	0.25%	12
Greater than $3,000,000	None	0.25%	0.50%	18 months	0.25%	12

Class A Virtus Seix Short-Term Municipal Bond

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	2.25%	2.00%	N/A	N/A	0.15%	1
$50,000 but under $100,000	2.25%	2.00%	N/A	N/A	0.15%	1
$100,000 but under $250,000	1.75%	1.50%	N/A	N/A	0.15%	1
$250,000 but under $1,000,000	None	None	N/A	N/A	0.15%	1
$1,000,000 -$3,000,000	None	0.50%	0.50%	18 months	0.15%	12
Greater than $3,000,000	None	0.25%	0.50%	18 months	0.15%	12

Class A Virtus Seix Short-Term Bond & Virtus Seix U.S. Mortgage

Effective Date: Estimated 2nd Quarter 2017

Asset Levels	Sales Charge	Dealer Payout	CDSC	CDSC Hold	Annual 12b-1 Payout	Month 12b-1 Payout Begins
Less than $50,000	2.25%	2.00%	N/A	N/A	0.20%	1
$50,000 but under $100,000	2.25%	2.00%	N/A	N/A	0.20%	1
$100,000 but under $250,000	1.75%	1.50%	N/A	N/A	0.20%	1
$250,000 but under $1,000,000	None	None	N/A	N/A	0.20%	1
$1,000,000 -$3,000,000	None	0.50%	0.50%	18 months	0.20%	12
Greater than $3,000,000	None	0.25%	0.50%	18 months	0.20%	12

APPENDIX C: Initial and Additional Investment Minimum Updates*

Updated Initial Investment Minimums for NEW Virtus Funds

Effective Date: Estimated 2nd Quarter 2017

Share Class	Account Type	Minimum amount
Class A and C	IRA accounts	$100
	Defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans	None
	All other accounts	$2,500
Class I	Any account for qualified investors	$100,000
Class IS	For certain account types the fund minimum may apply	$2.5 million
Class R	N/A	None
Updated Additional Investment Minimums for NEW Virtus Funds
Effective Date: Estimated 2nd Quarter 2017
Class A and C	Any account	$100
	Defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans	None
Class I	N/A	None
Class IS	N/A	None
Class R	N/A	None
Updated Systematic Investment Plans for NEW Virtus Funds
Effective Date: Estimated 2nd Quarter 2017
Class A and C	Systematic Purchase Plan	$100
	Systematic Exchange Plan	$100
	Systematic Withdrawal Plan (account balance minimum $5,000)	$25

*This information will be provided in more detail once the funds' new prospectuses are available. In the interim, please see the RidgeWorth Funds' combined prospectus/proxy statement for additional information on minimums.

Good morning/afternoon. As I mentioned in my voice mail today, attached is the RidgeWorth Funds Proxy Communications Guide.

As you will see, the guide contains additional information on the shareholder proxy that is currently underway, samples of the proxy materials your clients received, and detailed voting instructions to assist you and your clients in voting their shares.

Thank you in advance for your support of RidgeWorth Funds. We truly appreciate you working with your clients to secure this important vote.

Should you have any questions or require additional information, please contact me at xxx-xxx-xxxx or the RidgeWorth Sales Desk at 1-866-595-2470.

Sincerely,

xx

All investments involve risk. There is no guarantee a specific investment strategy will be successful.

Before investing, investors should carefully read the prospectus or summary prospectus and consider the fund’s investment objectives, risks, charges and expenses. Please call 888.784.3863 or visit ridgeworth.com to obtain a prospectus or summary prospectus, which contains this and other information about the funds.

©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the SEC and the adviser to the RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with the adviser.